NET REVENUES	12 Months Ended
Mar. 31, 2012
NET REVENUES
NET REVENUES

(9)                 NET REVENUES

The components of net revenues for the years ended March 31, 2010, 2011 and 2012 are as follows:

	Year Ended March 31,
	2010	2011	2012
	RMB	RMB	RMB
Testing services	187,158,128	243,103,305	290,881,289
Test preparation and training solutions	11,149,124	15,426,587	26,996,054
Other revenue *	46,724,291	45,373,919	34,208,217
Total revenues, net	245,031,543	303,903,811	352,085,560

*   Includes net revenues from test-based educational services of RMB31,786,398, RMB25,727,038 and RMB12,614,294 for the year ended March 31, 2010, 2011 and 2012, respectively.

Product sales are included in test preparation and training solutions revenue and other revenue. Other revenue primarily includes test-based educational services, licensing fees from authorized test centers, test development services, test certificate services, and test administration software product sales.